                                                                    Exhibit 10.3

                          MARKETFIRST SOFTWARE, INC.

                          1996 EQUITY INCENTIVE PLAN

                      Amended and Restated March 17, 2000


          1.   PURPOSE.  The purpose of this Plan is to provide incentives to
               -------
attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in Section 22. This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act.

          2.   SHARES SUBJECT TO THE PLAN.
               --------------------------

               2.1  Number of Shares Available. Subject to Sections 2.2 and 17,
                    --------------------------
the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be Fifteen Million Four Hundred Seventy-Five Thousand Three Hundred and Seven (15,475,307) Shares or such lesser number of Shares as permitted under Section 260.140.45 of Title 10 of the California Code of Regulations. Subject to Sections 2.2 and 17, Shares will again be available for grant and issuance in connection with future Awards under this Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option, (b) are subject to an Award granted hereunder but are forfeited or repurchased by the Company as set forth herein, or (c) are subject to an Award that otherwise terminates without Shares being issued. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted under this Plan.

               2.2  Adjustment of Shares.  In the event that the number of
                    --------------------
outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the Stockholders of the Company and compliance with applicable securities laws; provided, however, that
                                                        --------  -------
fractions of a Share will not be issued but will either be paid in cash at Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee; and provided further, that the
                                                 ----------------
Exercise Price of any Option may not be decreased below the par value of the Shares.

          3.   ELIGIBILITY.  ISOs (as defined in Section 5 below) may be granted
               -----------
only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona
                                         --------
fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under this Plan.

          4.   ADMINISTRATION.
               --------------

               4.1  Committee Authority.  This Plan will be administered by the
                    -------------------
Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

                    (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

                    (b) prescribe, amend and rescind rules and regulations relating to this Plan;

                    (c)  select persons to receive Awards;

                    (d)  determine the form and terms of Awards;

                    (e) determine the number of Shares or other consideration subject to Awards;

                    (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

                    (g)  grant waivers of Plan or Award conditions;

                    (h) determine the vesting, exercisability and payment of Awards;

                    (i) correct any defect, supply and omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;

                    (j)  determine whether an Award has been earned; and

                    (k) make all other determinations necessary or advisable for the administration of this Plan.

               4.2  Committee Discretion. Any determination made by the
                    --------------------
Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

          5.   OPTIONS.  The Committee may grant Options to eligible persons and
               -------
will determine whether such Options will be Incentive Stock Options within the meaning of the Code

("ISOs") or Nonqualified Stock Options ("NSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

               5.1  Form of Option Grant. Each Option granted under this Plan
                    --------------------
will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

               5.2  Date of Grant. The date of grant of an Option will be the
                    -------------
date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

               5.3  Exercise Period. Options may be exercisable immediately
                    ---------------
(subject to repurchase pursuant to Section 11 of this Plan) or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided,
                                                               --------
however, that no Option will be exercisable after the expiration of ten (10)
-------
years from the date the Option is granted; and provided further that no ISO
                                               ----------------
granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Shareholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. Subject to earlier termination of the Option as provided herein, each Participant shall have the right to exercise an Option granted hereunder at the rate of at least twenty percent (20%) per year over five (5) years from the date such Option is granted.

               5.4  Exercise Price.  The Exercise Price of an Option will be
                    --------------
determined by the Committee when the Option is granted and may not be less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO will not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 7 of this Plan.

               5.5  Method of Exercise. Options may be exercised only by
                    ------------------
delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

               5.6  Termination.  Subject to earlier termination pursuant to
                    -----------
Subsection 17.1, and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

                    (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options, only to the extent that such Options would have been exercisable upon the Termination Date, no later than three (3) months after the Termination Date (or such shorter time period, not less than thirty (30) days, as may be specified in the Stock Option Agreement) or such longer time period not exceeding five (5) years after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NSO, but in any event, no later than the expiration date of the Options.

                    (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or Disability) then Participant's Options may be exercised, only to the extent that such Options would have been exercisable by Participant, on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee), no later than twelve (12) months after the Termination Date (or such shorter time period, not less than six (6) months, as may be specified in the Stock Option Agreement) or such longer time period not exceeding five (5) years after the Termination Date as may be determined by the Committee, with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NSO, but in any event no later than the expiration date of the Options.

               5.7  Limitations on Exercise. The Committee may specify a
                    -----------------------
reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

               5.8  Limitations on ISOs. The aggregate Fair Market Value
                    -------------------
(determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a

Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 18 below) of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

               5.9  Modification, Extension or Renewal. The Committee may
                    ----------------------------------
modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(b) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced
                --------  -------
below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price; provided further, that the Exercise Price will not be reduced
                ----------------
below the par value of the Shares, if any.

               5.10 No Disqualifications. Notwithstanding any other provisions
                    --------------------
in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

          6.   RESTRICTED STOCK.  A Restricted Stock Award is an offer by the
               ----------------
Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

               6.1  Form of Restricted Stock Award. All purchases under a
                    ------------------------------
Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

               6.2  Purchase Price. The Purchase Price of Shares sold pursuant
                    --------------
to a Restricted Stock Award will be determined by the Committee and will be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted or at the time the purchase is consummated, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be one hundred percent (100%) of the Fair Market Value on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the Purchase Price may be made in accordance with Section 7 of this Plan.

               6.3  Restrictions.  Restricted Stock Awards may be subject to the
                    ------------
restrictions set forth in Section 11 of this Plan or such other restrictions not inconsistent with Section 25102(o) of the California Corporations Code.

          7.   PAYMENT FOR SHARE PURCHASES.
               ---------------------------

               7.1  Payment. Payment for Shares purchased pursuant to this Plan
                    -------
may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                    (a) by cancellation of indebtedness of the Company to the Participant;

                    (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                    (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not
                               --------  -------
                         employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided further, that the
                                                ----------------
                         portion of the Exercise Price or Purchase Price, as the case may be, equal to the par value of the Shares must be paid in cash or other legal consideration permitted by Delaware General Corporation Law;

                    (d) by waiver of compensation due or accrued to the Participant for services rendered;

                    (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists;

                              (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                              (2)  through a "margin" commitment from the
                                   Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                    (f)  by any combination of the foregoing.

               7.2  Loan Guarantees. The Committee may help the Participant pay
                    ---------------
for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

          8.   WITHHOLDING TAXES.
               -----------------

               8.1  Withholding Generally.  Whenever Shares are to be issued in
                    ---------------------
satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

               8.2  Stock Withholding.  When, under applicable tax laws, a
                    -----------------
Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined

(the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

          9.   PRIVILEGES OF STOCK OWNERSHIP.
               -----------------------------

               9.1  Voting and Dividends. No Participant will have any of the
                    --------------------
rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such
                                                        --------
Shares are Restricted Stock, then any new, additional or different securities the participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided further, that the Participant will have no right to
                  ----------------
retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to Section 11.

               9.2  Financial Statements.  The Company will provide financial
                    --------------------
statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding, or as otherwise required or permitted under
Section 260.140.46 of Title 10 of the California Code of Regulations. Notwithstanding the foregoing, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

          10.  TRANSFERABILITY.  Awards granted under this Plan, and any
               ---------------
interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

          11.  RESTRICTIONS ON SHARES.  At the discretion of the Committee, the
               ----------------------
Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, unless otherwise not permitted by Section 25102(o) of the California Corporations Code, and/or (b) a right to repurchase Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after Participant's Termination Date for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be, provided, that such right of repurchase lapses at the rate of at least
        --------
twenty percent (20%) per year over five (5) years from: (A) the date of grant of the Option or (B) in the case of Restricted Stock, the date the Participant purchases the Shares. If such right of repurchase is assigned, the assignee must pay the Company upon assignment of the right, cash equal to the difference between the Exercise Price or Purchase Price, as the case may be, and the Fair Market Value of the Shares, if the Exercise Price or Purchase Price, as the case may be, is less than the Fair Market Value of the Shares;

provided, however, that in the case of Options, the assignee need not pay the
--------  -------
Company upon assignment of the right if the assignee is a one hundred percent (100%) owned subsidiary of the Company or is the parent of the Company owning one hundred percent (100%) of the Company.

          12.  CERTIFICATES.  All certificates for Shares or other securities
               ------------
delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

          13.  ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a
               ------------------------
Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may
                                   --------  -------
require or accept other or additional forms of collateral to secure the payment of such obligations and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

          14.  EXCHANGE AND BUYOUT OF AWARDS.  The Committee may, at any time or
               -----------------------------
from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

          15.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  This Plan is
               ----------------------------------------------
intended to comply with Section 25102(o) of the California Corporations Code. Any provision of the Plan which is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o). An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.
Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemptions, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

          16.  NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award
               -----------------------
granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

          17.  CORPORATE TRANSACTIONS
               ----------------------

               17.1  Assumption or Replacement of Awards by Successor. In the
                     ------------------------------------------------
event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder which merges, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or (d) the sale of substantially all of the assets of the Company, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Subsection 17.1. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 17.1, then notwithstanding any other provision in this Plan to the contrary, the vesting of such Awards will accelerate and the Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

               17.2  Other Treatment of Awards.  Subject to any greater rights
                     -------------------------
granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

               17.3  Assumption of Awards by the Company. The Company, from time
                     -----------------------------------
to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company's award or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable
 ------
upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

          18.  ADOPTION AND SHAREHOLDER APPROVAL.  This Plan became effective on
               ---------------------------------
August 15, 1996, the date that it was adopted by the Board (the "Effective Date"). This Plan was approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date.

          19.  TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided
               --------------------------
herein, this Plan will terminate ten (10) years from the Effective Date. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

          20.  AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time
               --------------------------------
terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval
              --------  -------
of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

          21.  NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by
               --------------------------
the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

          22.  DEFINITIONS.  As used in this Plan, the following terms will have
               -----------
the following meanings:

               "Award" means any award under this Plan, including any Option or Restricted Stock.

               "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

               "Board" means the Board of Directors of the Company.

               "Code" means the Internal Revenue Code of 1986, as amended.

               "Committee" means the committee appointed by the Board to administer this Plan, or if no committee is appointed, the Board.

               "Company" means MarketFirst Software, Inc., or any successor corporation.

               "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

               "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                    (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;
                                     -----------------------

                    (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The
                                                                         ---
                         Wall Street Journal;
                         -------------------

                    (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street
                                                              ---------------
                         Journal (or, if not so reported, as otherwise reported
                         -------
                         by any newspaper or other source as the Board may determine); or

                    (d) if none of the foregoing is applicable, by the Committee in good faith.

               "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

               "Option" means an award of an option to purchase Shares pursuant to Section 5.

               "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               "Participant" means a person who receives an Award under this Plan.

               "Plan" means this MarketFirst Software, Inc. 1996 Equity Incentive Plan, as amended from time to time.

               "Purchase Price" means the price at which a Participant may purchase Restricted Stock.

               "Restricted Stock Award" means an award of Shares pursuant to
Section 6.

               "SEC" means the Securities and Exchange Commission.

               "Securities Act" means the Securities Act of 1933, as amended.